Exhibit 10.32.1

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.
FIRST AMENDMENT TO SALES AND PROMOTIONAL SERVICES AGREEMENT
This First Amendment (“First Amendment") to the Sales and Promotional Services Agreement dated December 30, 2011 (the “Agreement”), by and between ENDO PHARMACEUTICALS INC., a Delaware corporation ("CLIENT") and VENTIV COMMERCIAL SERVICES, LLC, a New Jersey limited liability company ("VCS"), is entered into as of September 21, 2012 (the “Effective Date”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
WITNESSETH:
WHEREAS, pursuant to the Agreement, Article III, Section 3.2(b) allows for CLIENT in its sole discretion to increase or decrease the number of Sales Representatives and/or District Managers in the VCS Field Force by ***;
WHEREAS, CLIENT desires to decrease the VCS Field Force by ***; and
WHEREAS, the Parties desire to amend the Agreement to reflect certain modifications (defined below) as set forth herein.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto agree as follows:
1. Article III, Section 3.2(b) of the Agreement is amended to provide that the Initial Total Headcount shall consist of 170 Sales Representatives, 17 District Managers, one Project Manager, one VCS Trainer and one National Sales Director.
2.Schedule B of the Agreement shall be deleted in its entirety and replaced and restated with Schedule B attached hereto and made a part hereof.
3.Schedule B-Y to the Agreement shall be deleted in its entirety and replaced and restated with Schedule B-Y attached hereto and made a part hereof.
4.The Parties agree that the implementation of Sections 1 of this First Amendment shall commence on October 5, 2012 and Sections 2 and 3 of this First Amendment shall commence on October 1, 2012.
5.As a result of the changes set forth in Section 1 of this First Amendment, VCS shall be required to reduce the number of Fleet Vehicles provided under the Agreement by approximately *** vehicles. Sections 3.3(f), 3.3(g), and 11.4 of the Agreement shall apply to VCS's disposal of these Fleet Vehicles.
6.All terms and conditions of the Agreement not specifically amended herein shall remain unchanged and in full force and effect.
7. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute the same agreement.

[Signature page to follow]

Exhibit 10.32.1

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed by their duly authorized representatives.

ENDO PHARMACEUTICALS INC.		VENTIV COMMERCIAL SERVICES, LLC

By:	/s/ David P. Holveck	By:	/s/ Paul Mignon

Name:	David P. Holveck	Name:	Paul Mignon

Title	President and CEO	Title	President, Selling Solutions

Exhibit 10.32.1

AMENDED AND RESTATED

Schedule B

COMPENSATION - FEES PAYABLE TO VCS
I. Reconciled Pass-through Expenses
VCS shall invoice CLIENT monthly for all fees and costs payable by CLIENT for Services as set forth in the Budget included as Schedule B-Y, and shall bill to CLIENT Reconciled Pass-through Expenses, which shall include:

-	***

-	***

-	***

-	District Manager Bonuses (plus applicable employer portion of taxes)

-	Sales Representative Bonuses (plus applicable employer portion of taxes)

-	Sales Representative travel subject to compliance with Client travel policies as amended from time to time

-	Direct Marketing Expense (DME) Funds in accordance with specified budget

-	Ordinary and reasonable office expenses

-	***

-	***

-	***

Reconciled Pass-through Expenses are subject to the provisions of Section 4.3 of the Agreement.

II. Fixed Management Fee and At-Risk Management Fee
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Exhibit 10.32.1

AMENDED AND RESTATED
Schedule B-Y

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